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                                    AMENDMENT dated as of[ ] to the INTANGIBLE
                           TRANSITION PROPERTY SALE AGREEMENT dated as of March 25, 1999, as amended and restated as of May 2, 2000 (the "Existing Agreement"), between PECO ENERGY TRANSITION TRUST, a Delaware business trust (the "Issuer"), and PECO ENERGY COMPANY, a Pennsylvania corporation, and its successors in interest to the extent permitted under the Existing Agreement, as Seller (the "Seller").


                  WHEREAS the Issuer and the Seller desire to amend the Existing Agreement in connection with the issuance by the Issuer of the Series [ ] Transition Bonds.


                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:


                  SECTION 1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings assigned to them in the Existing Agreement.

                  SECTION 2. Amendment of Existing Agreement. The first two sentences of Article III of the Existing Agreement are hereby amended to read in their entirety as follows:

         "As of the Initial Transfer Date, as of any Subsequent Transfer Date and as of any other date on which the Issuer issues any Series of Transition Bonds, as applicable, the Seller makes the following representations and warranties on which the Issuer has relied and will rely in acquiring Transferred Intangible Transition Property and issuing any Series of Transition Bonds. The representations and warranties shall survive the sale of Transferred Intangible Transition Property to the Issuer and the pledge thereof to the Bond Trustee pursuant to the Indenture and the issuance by the Issuer of any Series of Transition Bonds."


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                  SECTION 3. Agreement. Except as specifically amended hereby, the Existing Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. On and after the date hereof, any reference to the Existing Agreement shall mean the Existing Agreement as amended hereby.

                  SECTION 4. Separate Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                  SECTION 5. Governing Law. This Amendment shall be construed in accordance with the laws of the Commonwealth of Pennsylvania, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  SECTION 6. Limitation of Liability of Issuer Trustee. Notwithstanding anything contained herein to the contrary, this Amendment has been countersigned by First Union Trust Company, National Association, not in its individual capacity but solely in its capacity as Issuer Trustee of the Issuer and in no event shall First Union Trust Company, National Association, in its individual capacity have any liability for warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Amendment, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Issuer Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII, VIII and IX of the Trust Agreement.

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed by their respective officers as of the day and year first above written.


                                      PECO ENERGY TRANSITION TRUST,

                                      By  First Union Trust Company, National
                                          Association, not in its individual
                                          capacity but solely as Issuer Trustee
                                          on behalf of the Trust,

                                      By:
                                         ---------------------------------------
                                         Title:

                                      PECO ENERGY COMPANY, Seller

                                      By:
                                         ---------------------------------------
                                         Title:


Acknowledged and Accepted:

THE BANK OF NEW YORK, not in its
individual capacity but solely as
Bond Trustee on behalf of the
Transition Bondholders,

By
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